November 29, 2005

Mr. Robert R. McDaniel Hexion Specialty Chemicals, Inc. 15115 Park Row
Suite 160
Houston, TX  77084

Dear Mr. McDaniel:

Based upon our discussions on Tuesday, November 29, 2005, we have agreed to proceed to Phase II, and AirGATE is pleased to present a modification to the proposal dated November 2, 2005. By reference the October 24th proposal is included in this proposal.

The former proposal outlined a time frame of fifteen months with three *** tests; the first *** test at six months from beginning of Phase II. This proposal is based on a *** test six months from receipt of a Hexion purchase order to begin Phase II. The first *** test will be followed by one month of *** testing. This *** testing will occur in a test *** of Hexion's choosing that is calibrated relative to *** .

In reviewing this requirement, all resources and expenditures previously committed to *** tests two and three will be rolled into the first *** test in order to achieve this aggressive schedule.

THIS PROPOSAL DOES NOT INCLUDE THE FOLLOWING:

o        ***
o        ***
o        ***
o        ***

PHASEII:

Primary objectives:

o        ***
o        ***
o        ***


o        ***
o        ***
o        ***
o        ***
o        ***



***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.



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


Phase II Cost Summary:

                  Hardware:                                    ***

                  Software:                                    ***
                  Labor:                                       ***

                  TOTAL:                                       ***

                  AirGATE Margin:                              ***

                  AirGATE Cash Contribution:                   ***

         (AirGATE will contribute * in cash to the Phase II project. AirGATE will purchase and supply supporting documents for * of software and hardware)

         In lieu of * of Phase II), AirGATE, a wholly owned subsidiary of the X-Change Corporation (OTCBB:XCHC), will provide Hexion or its designated beneficiary 500,000 shares of the X-Change Corporation's common stock. The Shares will be restricted, as defined under Rule 144 and Regulation D of the Securities Act of 1933, as amended.

                  NET TOTAL PHASE II:                           ***

Payment Schedule:

                  Start of Phase II:                            ***
                  Months 2 through 7                            ***















***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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






SUGGESTED MODIFICATIONS TO MOU:

AirGATE royalty:            5% of gross revenue

AirGATE royalty term:       7 years

Date of commercialization:  Date of first customer sale not mutually considered a "beta customer"

Base sale price***:         Mutually agreed price floor for technology


At the end of Phase II, a comprehensive report, including documentation, will be provided to Hexion along with our recommendations regarding commercialization of the product. In the event of any unresolved problem, any unspent monies will be returned to Hexion. At the end of the *** test, a full accounting of monies spent will be provided to Hexion, and any surplus funds will be returned to Hexion.

*Royalty is based on gross revenue. Base sales price is used for royalty calculations in those cases where technology is discounted or given away to support Hexion marketing efforts.


We have enjoyed working with Hexion, and look forward to a successful Phase II.


Sincerely,


Michael L. Sheriff
President & CEO















***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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




December 21, 2005


Mr. Mike Sheriff
AirGATE Technologies
404 West Bethany
Allen, Texas 75013


This letter will serve as Hexion Specialty Chemicals acceptance of the terms and conditions set forth by AirGATE Technologies for Phase II of Project Nevada in the attached proposal dated November 29, 2005. As set-forth in the proposal a field trial will be anticipated within 6 months of this date of signing. To execute this document please sign in the provided spaces and return a copy to our offices.




Jerry Borges
Vice President -Oilfield Technology Group
Hexion Specialty Chemicals
15115 Park Row, Suite 160
Houston, Texas 77084

Agreed to and accepted by Hexion Specialty Chemicals

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

Agreed to and accepted by AirGATE Technologies

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________












***Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.



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